EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of __________, 1999, by and among EchoStar Communications Corporation, a Nevada corporation, (the "Company"), MCI Telecommunications Corporation ("MCI") and [insert name of MCI sub], a [state of incorporation] corporation and a wholly owned subsidiary of MCI (collectively, the "MCI Holder") and American Sky Broadcasting, LLC ("ASkyB") and [insert name of News sub], a [state of incorporation] corporation, and a wholly owned subsidiary of The News Corporation Limited ("News Corporation")(collectively, the "ASkyB Holder").

         WHEREAS:

         A. In connection with the Purchase Agreement, dated November 30, 1998, by and among American Sky Broadcasting, LLC ("ASkyB"), MCI, News Corporation and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Holders an aggregate of 30,000,000, subject to adjustment, shares of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), 24,030,000, subject to adjustment, of such shares of Common Stock to be issued and sold to the ASkyB Holder and 5,970,000, subject to adjustment, of such shares of Common Stock to be issued and sold to the MCI Holder.

         B. To induce News Corporation and MCI to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       DEFINITIONS.

                  a. As used in this Agreement, the following terms shall have the following meanings:

     (i) "Holders" means the ASkyB Holder and the MCI Holder or each of their permitted transferees pursuant to Section 11 hereof who agree to be bound by the
provisions  of  this  Agreement  in  accordance   with  such  Section  11.

     (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").
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     (iii)  "Registrable  Securities" means the shares of Common Stock issued or issuable pursuant to the Purchase Agreement, or as a dividend on or in exchange for or otherwise with respect to any of the foregoing which are held by the Holders. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the 1933 Act, (ii) are eligible to be sold by the Holder thereof pursuant to Rule 144(k) under the 1933 Act (or any similar rule then in force), (iii) are sold in compliance with Rule 144 or (iv) shall have ceased to be outstanding.

     (iv) "Registration Statement" means a registration statement of the Company under the 1933 Act filed pursuant to Section 2 or 3(a) hereof.

     (v) "Underwritten Offering" means a firm commitment underwritten public offering pursuant to an effective Registration Statement under the 1933 Act, covering the offer and sale of Common Stock to the general public.

                  b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         2.       MANDATORY REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare and file with the SEC as soon as reasonably practicable after the date of this Agreement pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities) covering the resale of the Registrable Securities and thereafter use its best efforts to cause such Registration Statement to become effective as soon as reasonably practicable and, in any event, within ninety (90) days following the date of this Agreement. Notwithstanding the foregoing, if the Company shall fail to cause such Registration Statement to become effective within ninety (90) days, the Company's failure shall not be deemed a breach of this Section 2(a) provided that the Company shall have used its best efforts during such ninety (90) day period.

                  b. Underwritten Offering. The Holders may determine to engage the services of an underwriter in connection with an offering of Registrable Securities. If such offering is an Underwritten Offering, the Holders shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.



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                  c.  Eligibility  for Form  S-3.  The  Company  represents  and warrants that, as of the date hereof, it meets the registrant eligibility and transaction requirements for the use of Form S-3 for registration of the sale of the Registrable Securities by the Holders, and that the Company shall use its best efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3; provided, however, that, until the end of the Registration Period (as hereinafter defined), in the event that the Company for any reason becomes ineligible for the use of Form S-3, and shall remain ineligible for a period of thirty (30) days, the Holders shall have the right to request that the Company, at its own expense, effect the registration of Registrable Securities under the 1933 Act (a "Demand Registration"), in which case the Company shall use its best efforts to cause a Registration Statement covering the resale of the Registrable Securities of all Holders who desire to include Registrable Securities therein to be filed and declared effective as soon as reasonably practicable and, in any event, within ninety (90) days of the date of such request, and to cause such Registration Statement to remain effective and supplemented for a period of not less than ninety (90) days; and provided further that the Company shall be under no obligation to effect more than one Demand Registration pursuant to this Section during any twelve-month period. Notwithstanding the foregoing, if the Company shall fail to cause such Registration Statement to become effective within ninety (90) days, the Company's failure shall not be deemed a breach of this Section 2(c) provided that the Company used its best efforts during such ninety (90) day period. If and when the Company again becomes eligible to use Form S-3 and it files and causes to become effective a Registration Statement on Form S-3 pursuant to Rule 415 covering the resale of Registrable Securities, any unexercised rights of the Holders to effect a Demand Registration pursuant to this Section 2(c) shall terminate; provided, however, that the Holders right to effect a Demand Registration pursuant to this Section 2(c) shall be reinstated if the Company during the Registration Period again becomes ineligible to use Form S-3 and remains ineligible for a period of thirty (30) days.

         3.       PIGGYBACK REGISTRATION.

                  a. Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, for a period of five years following the Closing Date in the event the Company decides to register any of its equity securities (either for its own account or the account of a security holder or holders) on an SEC form that would be suitable for a registration involving Registrable Securities (other than any registration made pursuant to Form S-4 or Form S-8), the Company will: (i) promptly give the Holders written notice thereof (which shall include a list of the jurisdictions in which the Company intends to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) subject to Section 3(c) below, use its best efforts to include in such registration (and in any related qualification under Blue Sky laws or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by the Holders within twenty (20) days after delivery of such written notice from the Company.

                  b. Notice of Underwriting in Piggyback Registration. If the registration of which the Company gives notice pursuant to Section 3(a) is for a registered public offering involving an underwriting, then the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event, the right of the Holders to registration shall be conditioned upon such underwriting and the inclusion of the Holders' Registrable Securities in such underwriting to the extent provided in this Section 3. The Holders, as holders of Registrable Securities proposing to distribute their securities through such underwriting, shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the managing underwriter for such offering; provided, however, that the Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 3.



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                  c.  Marketing  Limitation  in Piggyback  Registration.  In the
event the managing underwriter of an Underwritten Offering or, in the case of any offering that is not underwritten, a recognized investment banking firm shall advise the Company (and the Company shall in each case so advise each Holder of Registrable Securities requesting registration of such advice in writing) that, market factors (including, without limitation, the aggregate number of shares requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to
the  registration)   require  a  limitation  of  the  number  of  shares  to  be underwritten, then the Company will include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in (or during the time of) such offering, first, all securities of the Company proposed by the Company to be sold for its own account, or, in the case of a secondary offering made pursuant to demand registration rights granted to any Person other than a Holder of Registrable Securities, all securities of the Company that such Person proposes to sell; second, all securities of the Company held by Persons that are entitled to priority piggyback registration rights under agreements with the Company in existence on the date of the Purchase Agreement; third, such Registrable Securities requested to be included in such registration pursuant to this Agreement pro rata among (i) such Holders (based on the number of Registrable Securities requested to be included by each Holder) and (ii) Persons who hold the Company's securities that are entitled to registration rights under agreements with the Company in existence on the date of this Agreement; and fourth, all securities of the Company to be sold for the account of a Person other than a Holder of Registrable Securities or a Person covered by one of the foregoing clauses. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3(c) shall be included in the applicable Registration Statement.

                  d. Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, then such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least ten (10) days prior to the effective date of the registration statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  e. Limitation on Number of Piggyback Registrations. The Holders will be entitled to an aggregate of four registrations pursuant to this
Section 3; provided, however, that in the event that the number of Registrable Securities included in any registration pursuant to this Section 3 is less than 33-1/3% of the securities requested to be registered as a result of the application of the provisions of subsection (c) above, such registration shall not be counted towards the limitation set forth in this subsection (e).



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         4.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare and file a Registration Statement and use its best efforts to cause such Registration Statement to become effective, all as provided in Sections 2(a), 2(c) and 3(a) hereof, and, with respect to registrations pursuant to Section 2(a), keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities covered by the Registration Statement have been sold by the Holders, (ii) the date on which all of the shares of Common Stock issued pursuant to the Purchase Agreement or
Section 2(c) hereof, or as a dividend on or in exchange for or otherwise with respect to any of the foregoing, have ceased to be Registrable Securities and
(iii) the third anniversary following the Completion Date (as such term is defined in Section 9(m) of the Purchase Agreement). The period from the filing of the Registration Statement until the earlier of (i), (ii) and (iii) above shall be referred to herein as the "Registration Period." Notwithstanding the foregoing, if the Company shall fail to cause such Registration Statement to become effective within ninety (90) days, the Company's failure shall not be deemed a breach of this Section 4(a) provided that the Company used its best efforts during such ninety-day (90) period.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the
Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

                  c. The Company shall furnish to the Holders (and the firm of legal counsel designated pursuant to Section 4(g)) (i) promptly after the Registration Statement is prepared and publicly distributed and filed with the SEC, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment and supplement thereto, and (ii) such number of copies of a prospectus and all amendments and supplements thereto and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement and owned by such Holders. The Company shall immediately notify the Holders by facsimile of the effectiveness of the Registration Statement or any post-effective amendment.

                  d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Holders reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (b) subject itself to general taxation in any such jurisdiction, or (c) file a general consent to service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it would not otherwise be so subject.

                  e. As promptly as practicable after becoming aware of such event, the Company shall notify the Holders of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall use its best efforts to promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Holders as such Holders may reasonably request.

                  f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the
Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the
Holders (or, in the event of an Underwritten Offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                  g. The Company shall permit a single firm of legal counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Registration Statement without prior notice to such counsel. The sections of the Registration Statement covering information with respect to the Holders, the Holders' beneficial ownership of securities of the Company or the Holders' intended method of disposition of Registrable Securities shall conform to the information provided to the Company by the Holders.

                  h. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders as soon as reasonably practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Section 11(a) and Rule 158 under the 1933 Act) covering a period of at least twelve-months beginning with the first day of the Company's first full calendar quarter following the date the Registration Statement is declared effective by the SEC (the "Effective Date").



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                  i. The Company  shall make  available for  inspection,  at the offices where normally kept and during reasonable business hours, by (i) the Holders, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) any firm of legal counsel and any firm of accountants or other agents retained by the Holders, and (iv) one firm of legal counsel retained by all such underwriters (collectively, the "Inspectors"), all pertinent financial and other records, corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably requested by such person as being necessary in the reasonable opinion of such person to conduct a reasonable investigation within the meaning of the 1933 Act in connection with such Registration Statement, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Holder (subject to the limitations set forth in the last sentence of this subsection) or agents of the Company) of any Record or other information obtained in connection with any such inspection, unless (a) the disclosure of such Records is necessary in connection with the Inspectors' or the Holders' assertion of any claims or actions or with their establishment of any defense in any pending administrative or judicial action or proceeding, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each of the Holders agree that it shall, and shall cause each of its Inspectors to, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give notice of such request to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential. Notwithstanding the foregoing, the Company may designate any such Records as being reviewable only by the Inspectors, and not disclosable to the Holders if the Company reasonably believes that such Records are of a competitively sensitive nature, and disclosure to the Holders in accordance with this provision would be harmful to the Company's competitive position.

                  j. The Company shall hold in confidence and not make any disclosure of information concerning the Holders provided to the Company unless
(i) disclosure of such information is necessary in connection with the Company's assertion of any claims or actions or with its establishment of any defense in any pending administrative or judicial action or proceeding, (ii) disclosure of such information is necessary to comply with federal or state securities laws,
(iii) the disclosure of such information is necessary to avoid or correct a misstatement or omission of material fact in the Registration Statement that directly relates to the Holders, (iv) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holders is sought in or by a court or governmental body of competent jurisdiction or through other means, give notice of such request to the Holders and allow the Holders, at the Holders' expense, to undertake appropriate action to prevent disclosure of the information deemed confidential.

                  k. The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation of all the Registrable Securities covered by the Registration Statement on the NASDAQ National Market.

                  l. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the Effective Date.

                  m. The  Company  shall  enter into such  customary  agreements
(including, in the case of an Underwritten Offering, underwriting agreements in customary form as are reasonably satisfactory to the Company with customary indemnification and contribution obligations) and take all such other appropriate actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders holding Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such holders the representations, warranties and covenants of the Company and the Company may, at its option, require that the Holders make to and for the benefit of the Company, the representations, warranties and covenants, of the Holders, in each case, which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings.

                  n. The Company shall use its best efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Holders, and furnish to the Holders and to each underwriter, if any, a copy of such opinion and letter addressed to the Holders or underwriter.

                  o. The Company shall cooperate with the Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an Underwritten Offering, in accordance with the instructions of the Holders at least three business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof.

                  p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to the Registration Statement.

                  q. If any such registration statement or comparable statement under "blue sky" laws refers to the Holders by name or otherwise as the holder of any securities of the Company, then such Holders shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holders and the Company, to the effect that the holding by such Holders of such securities is not to be construed as a recommendation by such Holders of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holders will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holders by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the 1933 Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to the Holders.

         5.       OBLIGATIONS OF THE HOLDERS.

         In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

                  a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holders that each such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and as are customarily provided by selling stockholders and shall execute such documents in connection with such registration as the Company may reasonably request and as are customarily executed by selling stockholders; provided that any such information shall be used only in connection with such registration. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Holders or their counsel of the information the Company requires from the Holders in accordance with this Section 5(a).

                  b. Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

                  c. The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) or 4(f), such Holders will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e) or 4(f) and, if so directed by the Company, such Holders shall, at their option, deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holders' possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  d. The Holders may not participate in any underwritten registration hereunder unless such Holders (i) agree to sell such Registrable Securities on the basis provided in any underwriting arrangements entered into by the Company, (ii) complete and execute all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) reasonably required under the terms of such underwriting arrangements, and (iii) agree to pay their pro rata share of all underwriting discounts and commissions and their own expenses (including, without limitation, counsel fees, except as specifically provided herein).

         6.       EXPENSES OF REGISTRATION.

         All expenses incident to the Company's performance of or compliance with Sections 2(a) or 2(b) of this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and all reasonable fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Holders on a pro rata basis (based on the number of Registrable Securities to be registered by such Holder). In connection with any registration pursuant to Section 2(c) of this Agreement, all Registration Expenses will be borne by the Company. In connection with any registration pursuant to Section 3(a) of this Agreement, the Holders will bear their pro rata portion of the Registration Expenses (based on the number of Registrable Securities to be registered by such Holders as a portion of the total amount of securities of the Company being registered). The Holders will also bear any transfer taxes and underwriting discounts or commissions applicable to the Registrable Securities sold by the Holders.

         7.       INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby agrees to, indemnify, hold harmless and defend (i) the Holders who hold such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls the Holders within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, of any similar successor statute (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933 Act) for the Holders, and
(iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any and all joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement under which Registrable Securities were registered under the 1933 Act or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 7(c) hereof with respect to the retention of legal counsel by an Indemnified Person or Indemnified Party (as defined below), the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to
Section 4(c) hereof, and the Holders are promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 11 hereof.

                  b. In connection with any Registration Statement in which the Holders are participating, the Holders agree severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 7(a) hereof, the Company, each of its directors, each of its officers who signs the Registration Statement, to the fullest extent permitted by law, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors, officers, agents or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by the Holders, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Holders expressly for use in connection with such Registration Statement; and subject to Section 7(d) hereof with respect to the retention of legal counsel by an Indemnified Person or Indemnified Party, the Holders will reimburse the Indemnified Party any reasonable legal or other expenses (promptly as such expenses are incurred and are due and payable) incurred by them in connection with investigating or defending any such Claim; provided, however, that the Holders shall be liable under this Agreement (including this Section 7(b) and Section 8 hereof) for only that amount as does not exceed the net proceeds from the sale of Registrable Securities by the Holders pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 11 hereof. Notwithstanding anything herein to the contrary, the indemnification agreement contained in this
Section 7(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 7 (with appropriate modifications) shall be given by the Company and the Holders selling Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

                  d. Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 7, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so;
(ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  e. If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 7(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 7(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 7(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 7(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 7(b) and (c).

                  f. The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                  g.  The  indemnification  and  contribution  required  by this
Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         8.       NO OBLIGATION TO SELL.

         Nothing in this Agreement shall be deemed to create an independent obligation on the part of the Holders to sell any Registrable Securities pursuant to any effective Registration Statement.

         9.       COOPERATION AMONG THE PARTIES.

         The Company agrees to reasonably cooperate with the Holders, ASkyB, MCI and any Affiliate of News Corporation or MCI in any transaction whereby the Holders, ASkyB, MCI or any Affiliate of News Corporation or MCI desire to sell the Registrable Securities in a private transaction. Without limiting the generality of the foregoing, the Company shall make available at reasonable times and locations for inspection by any prospective purchasers of the Common Stock, and any attorney, accountant or other agent retained by any such prospective purchaser, all Records as shall be reasonably requested by such prospective purchaser, and cause the Company's officers and employees to supply all information which any such prospective purchaser may reasonably request; provided, however, that the Company shall not be required to disclose to any prospective purchaser information which the Company determines in good faith to be confidential in such Records until and unless such prospective purchaser shall have entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto. News Corporation or MCI, as the case may be, shall reimburse the Company for any reasonable out-of-pocket expenses incurred by the Company pursuant to this
Section 9.

         10.      REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts, during the term of this Agreement, to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to the Holders so long as the Holders own Registrable Securities, promptly upon written request, (i) a written statement by the Company as to whether or not it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

         11.      ASSIGNMENT.

         The rights of the Holders under this Agreement may not be assigned; provided, however, that each Holder may assign its rights hereunder to any transferee of all or any portion of Registrable Securities held by such Holder if the transferee (i) is a direct or indirect wholly-owned subsidiary of either News Corporation or MCI and (ii) agrees in writing with the Company to be bound by all of the provisions contained herein applicable to the transferor (such agreement being evidenced by the execution of a Counterpart and Acknowledgment substantially in the form attached hereto as Exhibit A). Subject to the requirements of this Section 11, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         12.      AMENDMENT.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with written consent of the Company and the Holders. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holders and the Company.

         13.      ABILITY OF COMPANY TO POSTPONE REGISTRATION.

         The Company may postpone for a reasonable period of time, not to exceed ninety (90) days, the filing or the effectiveness of any Registration Statement if the Board of Directors of the Company in good faith determines that (A) such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (B) the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company.

         14.      LOCK-UP AGREEMENT.

         If requested by the managing underwriter or underwriters in an Underwritten Offering, or by the initial purchaser or representative of the initial purchasers in an offering under Rule 144A under the 1933 Act (a "Rule 144A Offering"), by the Company of its equity securities (including debt securities convertible into or exchangeable or exercisable for equity securities of the Company) or its debt securities that are not convertible into or exchangeable or exercisable for equity securities of the Company ("Non-Convertible Debt Securities"), each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities of the Company during the period commencing on the effective date of such Underwritten Offering or, in the case of a Rule 144A Offering, the date of the definitive offering memorandum for the Rule 144A Offering (or such earlier date chosen by the managing underwriter or underwriters in an Underwritten Offering or by the initial purchaser or representative of the initial purchasers in a Rule 144A Offering) and continuing until ninety (90) days following either
(a) the effective date of such Underwritten Offering or, in the case of a Rule 144A Offering, the date of the definitive offering memorandum for the Rule 144A Offering or (b) such earlier date, if applicable, except for any Registrable Securities that are part of such Underwritten Offering or Rule 144A Offering, as the case may be, or, unless otherwise permitted by such managing underwriter or underwriters in the case of an Underwritten Offering or by the initial purchaser or the representative of the initial purchasers in a Rule 144A Offering, provided, however, that the Holders' obligation under this Section 14 with respect to Non-Convertible Debt Securities shall apply to only one offering during the term of this Agreement and only to the extent that the aggregate principal amount of Non-Convertible Debt Securities in such offering is at least $500 million.

         15.      MISCELLANEOUS.

                  a. Definition of Holder of Registrable Securities. A person or entity is deemed to be the holder of Registrable Securities owned by such person and its affiliates. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

                  b. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           EchoStar Communications Corporation
                           5701 South Santa Fe Drive
                           Littleton, Colorado 80120
                           Attention: David K. Moskowitz, Esq.
                         Senior Vice President, General
                                         Counsel and Secretary
                           Facsimile: (303) 723-1699

                           If to the ASkyB Holder:

                           American Sky Broadcasting, LLC
                           c/o The News Corporation Limited
                           1211 Avenue of the Americas
                           New York, New York 10036
                           Attention: Arthur M. Siskind, Esq.
                         Senior Executive Vice President
                                         and Group General Counsel
                           Facsimile: (212) 768-2029


                           If to the MCI Holder:

                           MCI Telecommunications Corporation
                           1800 Pennsylvania Avenue, N.W.
                           Washington, D.C.  20006
                           Attention: Michael Salsbury, Esq.
                                         General Counsel
                           Facsimile: (202) 887-3353


                  c. Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. Governing Law; Severability. This Agreement shall be enforced, governed by and construed in accordance with the laws of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  e. Merger Clause. This Agreement, the Purchase Agreement and the other Collateral Agreements (as defined in the Purchase Agreement) (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, this Agreement shall have no effect on any other registration rights agreement to which any Holder and the Company are a party.

                  f. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  g. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  h. Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  i. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company and the Holders have caused this Agreement to be duly executed as of the date first above written.




                                    ECHOSTAR COMMUNICATIONS  CORPORATION



                                    By:
                                    Title:


                                    AMERICAN SKY BROADCASTING, LLC



                                    By:
                                    Title:


                                    MCI TELECOMMUNICATIONS CORPORATION





                                    By:
                                    Title:


                                    [WHOLLY OWNED SUBSIDIARY OF NEWS
                                     CORPORATION]




                                    By:
                                    Title:

                                    [WHOLLY OWNED SUBSIDIARY OF MCI]





                                     By:
                                     Title:

                                    EXHIBIT A


                          REGISTRATION RIGHTS AGREEMENT
                         COUNTERPART AND ACKNOWLEDGEMENT


TO:    ECHOSTAR COMMUNICATIONS CORPORATION

RE: The Registration Rights Agreement (the "Agreement") dated as of __________ __, 1998, by and among EchoStar Communications Corporation and the Holders (as defined in the Agreement)


                  The undersigned hereby agrees to be bound by the terms of the Agreement as a party to the Agreement, and shall be entitled to all benefits of the Holders (as defined in the Agreement) and shall be subject to all obligations and restrictions of the Holders pursuant to the Agreement, as fully and effectively as though the undersigned had executed a counterpart of the Agreement together with the other parties to the Agreement. The undersigned hereby acknowledges having received and reviewed a copy of the Agreement.

                  DATED this _____ day of ____________, 199_.





                                     By:
                                     Title:



                                      Number of Shares of
                                      Registrable Securities: